Smithfield

BMO Capital Markets 2009
Agriculture, Protein & Fertilizer Conference

C. Larry Pope
President and Chief Executive Officer
Smithfield Foods, Inc.
May 13, 2009

Forward-Looking Statements
 This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning the
 Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company’s forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, hedging risk, operating efficiencies, changes in interest rate and foreign currency exchange rates, changes in our credit ratings, access to capital, the investment performance of the Company’s pension plan assets and the availability of legislative funding relief, the cost of compliance with environmental and health standards, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and dispositions and successfully integrate newly acquired businesses into existing operations, the Company’s ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for fiscal 2008 and in its subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Agenda
1. A(H1N1) influenza “swine flu” update
2. What we have been doing
3. Pork Group restructuring plan
4. Covenants, liquidity and refinancing
5. Bottom line
6. Appendix - Who we are & Exports

A(H1N1) influenza
“swine flu” update

Swine Flu “Tip” What Not To Do

April 23-26	April 27-May 1	May 4-8

News of a new flu in Mexico	Smithfield sends team to Mexico	Smithfield sends additional team with outside experts to Mexico
Media and blogs speculate on possible link between flu and Smithfield joint venture in Veracruz	Various worldwide health organizations proclaim “Pork Is Safe To Eat”
Smithfield submits samples from Veracruz farm for genetic sequence analysis
A(H1N1) Influenza Chronology

A(H1N1) Influenza - Pork Is Safe To Eat
• A(H1N1) is not a foodborne illness - pork and
 pork products are safe
• No evidence of A(H1N1) influenza in
 Smithfield’s swine herds or employees
 worldwide
• Smithfield continues rigorous biosecurity
 practices

Mexico
• No clinical signs or symptoms of A(H1N1) influenza
 in joint ventures in Mexico
• Voluntarily submitted samples for genetic sequence
 analysis to confirm the absence of A(H1N1) influenza

Week of April 27	Week of May 4
Domestic retail pork sales initially down nearly 10 percent	Pork demand is recovering and packaged meats margins remain robust
Hog prices sharply declined	Markets are correcting as seasonal hog supplies tighten
China and Russia have imposed export restrictions and demand from Mexico has weakened	Restrictions are easing and demand from Mexico is improving
A(H1N1) Impact on Demand

million lbs
200
150
100
50
0
May
June
July
August
September
October
November
December
January
February
March
April
FY07
FY08
FY09

Smithfield

Note: January FY2009 five weeks versus January FY2008 and January FY2007 four weeks
Smithfield fresh pork
exports continue at
near year ago levels
Smithfield Fresh Pork Exports

What we have
been doing

Past	Today and Tomorrow
Growth through acquisitions	Focus on synergy, efficiency, ROIC and margins
Deleverage balance sheet, manage liquidity and capital expenditures
Turnarounds with minimal corporate restructuring	Restructure Pork Group for higher performance
Shed non-core or under-performing businesses
Strategies for Today and Tomorrow

February 2008	Initial Five Percent Reduction of Smithfield U.S. Sow Herd	Reduction of 50,000 sows and production of one million fewer market hogs annually by fiscal 2010

April 2008	Senior Management Changes	Strengthened overall management team to improve operations and financial performance

July 2008	$400 Million Convertible Senior Notes Due 2013	Replaced bridge loans with permanent financing
Date
Action
Impact
Proactively Managing the Business

July 2008	Sale of 4.95 Percent of Shares to China's COFCO Limited	Improved liquidity and created long term relationship with one of China’s leading trading companies

October 2008	Sale of Beef Processing and Cattle Feeding Operations to JBS	Significantly improved liquidity and refocused on core business

December 2008	Second Five Percent Reduction of Smithfield U.S. Sow Herd	Total reduction of 100,000 sows and production of two million fewer market hogs annually by fiscal 2010
Date
Action
Impact
Proactively Managing the Business

December 2008	Merger of Campofrío and Groupe Smithfield	Formed leading European packaged meats company and monetized joint venture into publicly-traded company

February 2009	Successfully Negotiated New Covenant Amendments	Improved financial stability through bottom of hog cycle

February 2009	Pork Group Restructuring	$125 million in estimated annual EBT improvement by fiscal 2011
Date
Action
Impact
Proactively Managing the Business

Pork Group
restructuring plan

Pork Group Restructuring Plan
• Streamline Pork Group structure by reorganizing
 management team under George Richter
• Consolidate seven IOC’s into three and close six
 processing plants
• Merge three fresh pork sales organizations into two
 and consolidate three overseas export teams into
 one to improve efficiency and reduce SG&A
• Consolidate manufacturing platform to improve
 margins and lower costs by increasing plant
 utilization from 81 percent to 87 percent

Restructuring will result in EBT improvement by reducing overhead, SG&A, and variable manufacturing costs

Estimated EBT improvement (in millions)
$140
$120
$100
$80
$60
$40
$20
$-
$82
$25
$12
$4
$2
$125
OH
SG&A
VCM
Dep
Other
EBT

Smithfield

Improvement from Restructuring

(in millions)	FY09Q3	FY09Q4[1]	FY10[1]	FY11[1]	Total[1]
Plant consolidation capital requirements	-	$3	$50	-	$53
One time expenses	$12	$2	$27	-	$41
Non-cash asset write-off	$73	$1	-	-	$74
EBT Improvements	-	-	$55	$125
1 Estimated
EBT Impact from Restructuring

Smithfield estimates $80 million in annual EBT improvement in packaged meats as a result of restructuring

$15
$13
$11
$9
$7
$5
$3
EBT ($/cwt)
2.0
2.2
2.4
2.6
2.8
3.0
3.2
Volume (billion lbs)
Restructuring
$375m FY09E[1]
$277m FY08
$150m FY07
$100m FY05
$101m FY06

Smithfield

1 Before restructuring charges
Packaged Meats Margin Growth

Covenants, liquidity
and refinancing

$1,200
$1,000
$800
$600
$400
$200
$0
in millions
$458
$353
$444
$308
$487
$921
$960
$1,104
FY08Q1
FY08Q2
FY08Q3
FY08Q4
FY09Q1
FY09Q2
FY09Q3
FY09Q4E

Smithfield

Smithfield
continues to
improve
liquidity and
has retired $900
million1 in debt
since the fourth
quarter of fiscal
2008
1 Estimated
Note: Amounts reflect unused borrowing capacity at quarter end and do not include cash balances reflected on balance sheet
Improved Liquidity

FY09 3Q	1.6:1 versus 2.4:1 actual
FY09 4Q	1.2:1
FY10 1Q	1.35:1
FY10 2Q	1.35:1
FY10 3Q	2.0:1
FY10 4Q to maturity	3.0:1
New Covenant Amendments in Place
• Interest coverage covenant
• Estimated increase in annual interest expense of $20
 -25 million and amendment fees of $12 million

60%
58%
56%
54%
52%
50%
58%
56%
56%
54%
53%
53%
FY07
FY08
FY09 1Q
FY09 2Q
FY09 3Q
FY09 4QE

•Reduced debt
by $900 million1
since the fourth
quarter of fiscal
2008
•Goal is to
reduce debt to
total
capitalization to
below 50%
1 Estimated
Debt to Total Capitalization

Covenant Update
• Smithfield expects to meet all FY09 Q4
 covenants
• Projections show continued compliance for
 all of fiscal 2010
• Proactive discussion of refinancing ongoing

Bottom line

Bottom Line
• Cautiously optimistic about impact of A(H1N1)
 influenza
• Already benefitting from Pork Group restructuring
 plan
• Continue to reduce debt, improve liquidity and
 strengthen the balance sheet
• Despite A(H1N1), market conditions appear to be
 moving in the right direction
• We believe that fiscal 2010 should be a better year
 than the current year

Appendix -
Who we are &
Exports

Who we are

Hog Production*
Sales: $2.4 billion
Operating Loss: $(98.1) million

- World's largest hog producer
- Produced 19 million hogs domestically in FY08
- Produced 1.6 million hogs in Poland and Romania in FY08

Prestage Farms[1]
2%
Christensen Farms
3%
Five producers[2]
8%
Seaboard Farms
4%
Smithfield
18%
#1
Other 66,000 producers
65%

Smithfield

*Note: Fiscal 2008 sales (before eliminations) and operating loss
Source: United States Industry Data Successful Farming
1 The majority of hogs from Prestage Farms and Goldsboro Hog Farm are sold to
Smithfield Foods, Inc. under long-term contract
2 Approximate market shares of Five Producers: Cargill=2%; Iowa Select Farms=2%; The
Pipestone System=1%; Goldsboro Hog Farm=1%; The Hanor Company=1%; Total=8%
#1
Market Leader: Hog Production

#1
Smithfield
31%
Tyson
19%
Swift & Company
11%
Excel (Cargill, Inc.)
9%
Hormel
7%
Other
23%

Smithfield

Pork*
Sales: $9.6 billion
Operating Profit:
$449.4 million
•World’s largest pork
processor
•Processed 31 million
hogs in FY08
•Sold approximately
4.0 billion pounds of
fresh pork in FY08
•Sold approximately
3.1 billion pounds of
packaged meats in
FY08
*Note: Fiscal 2008 sales (before eliminations) and operating profit
Source: United States Industry Data Successful Farming
#1
Market Leader: Pork

Smithfield
/Butterball
LLC[1]
22%
#1
Jennie-O
(Hormel)
19%
Cargill, Inc.
14%
Sara Lee
Corp.
4%
Other
41%

Smithfield

Other Segment*
Sales: $149 million
Operating Profit:
$28.2 million
•Comprised of turkey
production operations
and Butterball joint
venture
•Butterball is the
largest turkey
processor in the U.S.
•Butterball processed
54 million turkeys in
FY08
*Note: Fiscal 2008 sales (before eliminations) and operating profit
Source: United States Industry Data Successful Farming
1 49 percent-owned joint venture
#1
Market Leader: Turkey Processing

International*
Sales: $1.2 billion
Operating Profit:
$76.9 million
•Subsidiaries in
Poland, Romania and
the United Kingdom
•37% ownership of
Campofrío Food Group
(public company) with
production facilities in
Belgium, France, Italy,
The Netherlands,
Portugal and Spain
•Joint ventures or
major investments in
Mexico and China
*Note: Fiscal 2008 sales (before eliminations) and operating profit
Market Leadership: International

1 Pro-forma combined figure as of December 2007
2 Based on May 8, 2009 closing price
Campofrío Food Group -
Dominant Brands
• Leading European packaged meats company, and one of the
 largest worldwide with sales of €2.1 billion1
• Smithfield owns 37% of publicly-traded company
• Current market value of approximately $340 million2
• #1 packaged meats market share in
 – France
 – Spain
 – The Netherlands
 – Belgium
 – Portugal

Exports

International Situation Analysis
• Smithfield remains optimistic on exports
 – Pork production declining worldwide
 – Production in several major importing countries
 declining
 – Production in major exporting countries declining
 – U.S. pork prices are cheap

$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Carcass $/lbs
Chile
Canada
Brazil
United States
Denmark
France
Netherlands
Poland
Mexico
Germany
Spain
Hungary
Romania
China

Smithfield

Note: Week ending April 25, 2009
U.S. pork prices
are among the
lowest on the
worldwide market
World Pork Prices

500
400
300
200
100
0
million lbs
May
June
July
August
September
October
November
December
January
February
March
April
FY07
FY08
FY09

Smithfield

U.S. exports of pork
and pork variety meats
continue to increase
year over year
Source: USDA Foreign Agricultural Service (FAS)
U.S. Monthly Pork Exports

Rank	Country	2008 Production (billion lbs)	Projected change 2008 to 2009
1	China/HK	96.6	0%
2	EU-27	49.2	-6%
3	United States	23.5	-4%
4	Brazil	6.7	-1%
5	Russian Federation	4.5	4%
6	Vietnam	4.1	-3%
7	Canada	4.1	-10%
8	Japan	2.7	-5%
9	Philippines	2.6	-5%
10	Mexico	2.5	-9%
	Other	14.9	0%
Total		211.4	-2%
•Top ten producing
countries account for
93% of worldwide
production
•With exception of
China and Russia,
world pork production
is shrinking
•China is "officially"
projecting a 3%
increase, our estimate
is no annual growth
Source: USDA Foreign Agricultural Service (FAS) and Smithfield internal estimates
Top Ten Worldwide Pork Producers

Rank	Country	2008 Imports (billion lbs)	Imports % of Domestic Production	Projected Change in Domestic Production
1	Japan	2.8	100%	-5%
2	Russian Federation	2.1	46%	4%
3	China/HK	1.9	2%	0%
4	Mexico	1.2	47%	-9%
5	Korea	1.0	43%	-2%
	Other	3.9	-	-
Total		12.9	-	-
•Top five pork importers account for 70% of all
international pork trade
•Imports account for a substantial portion of
domestic consumption, except for China
•Three of the top five importers are experiencing
reductions in domestic production
Source: USDA Foreign Agricultural Service (FAS) and Smithfield internal estimates
Top Five Worldwide Pork Importers

Rank	Country	2008 Exports (billion lbs)	Projected change 2008 to 2009
1	United States	5.3	-4%
2	EU-27	3.4	-6%
3	Canada	2.4	-10%
4	Brazil	1.5	-1%
5	China/HK	0.4	0%
	Other	0.7	-
Total		13.7	-
•Top five pork
exporters account for
95% of all
international pork
trade
•With exception of
China, all exporters
have shrinking
domestic production
Source: USDA Foreign Agricultural Service (FAS) and Smithfield internal estimates
Top Five Worldwide Pork Exporters